Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Rand Logistics, Inc. (the "Company") on Form 10-QSB/A for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on November 19, 2007 (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: November 19, 2007



                                                /s/ Laurence S. Levy
                                                --------------------------------
                                                Laurence S. Levy
                                                Chairman of the Board and
                                                Chief Executive Officer